Exhibit 99.2

3rd Quarter Presentation
May 26, 2010

Participants
Steven E. Nielsen President & Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and Non-
GAAP Information
Forward-Looking Statements and Non-
GAAP Information
 This presentation contains forward-looking statements within the meaning of the Private
 Securities Litigation Reform Act of 1995, including statements with respect to the
 Company’s fiscal 2010 fourth quarter results. The words “believe,” “expect,” “anticipate,”
 “estimate,” “intend,” “forecast,” “may,” “should”, “could”, “project,” “outlook” and similar expressions, including statements regarding backlog, identify forward-looking statements.
 These forward-looking statements are based on management’s current expectations, estimates and projections and speak only as of the date of this presentation. Forward-
 looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward-looking statements include, but are not limited to, those described under Item 1A,
 “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 25,
 2009, and other risks outlined in the Company’s periodic filings with the Securities and
 Exchange Commission (“SEC”). Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at slides 10 through 12 of this presentation.

Q3-2010 Overview
■ Contract revenue of $231.6 million in Q3-10 increased 7.1%
 sequentially from Q2-10
■ Revenue trends improving in later half of the quarter
■ Non-GAAP Q3-10 results of $0.02 per share
■ Strong liquidity at April 24, 2010
■ $4.5 million in share repurchases
Note: See “Regulation G Disclosure” slide 10 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue % by Customer - Top 5
25%
20%
15%
10%
5%
0%
22.4%
19.7%
14.0%
13.4%
10.6%
7.3%
9.7%
13.9%
8.1%
7.4%
AT&T
Comcast
CenturyLink*
Verizon
Time Warner Cable
Q3 2010
Q3 2009

Non-GAAP Year-Over-Year Organic Revenue Change**
15.0%
0.0%
(15.0)%
(30.0)%
(45.0)%
10.8%
9.9%
1.5%
(3.3)%
(3.4)%
(8.3)%
(12.5)%
(10.3)%
(10.1)%
(5.4)%
(3.7)%
3.6%
(14.9)%
(14.2)%
(16.3)%
(18.8)%
(10.7)%
(8.0)%
(24.6)%
(32.7)%
(30.2)%
(41.4)%
(25.7)%
(37.4)%
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
All Customers
Customers in the Top 5 (excluding Verizon)
Verizon

DYCOM INDUSTRIES INC.

Revenue Summary
■ Top 5 customers represented 64.8% of
 revenue in Q3-10 and 61.7% of
 revenue in Q3-09
■ Revenue decline in Top 5 customers
 5.6% and decline at all other
 customers 17.3%

■ Organic revenue trend improving in
 total
■ Excluding Verizon, other customers in
 the Top 5 combined grew organically
 3.6% in Q3-10
* For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc. and Embarq Corporation for each period presented.
Note: See “Regulation G Disclosure” slide 12 for a reconciliation of GAAP to Non-GAAP financial measures.
** Organic revenue change excludes revenue from storm restoration work.

Backlog ($ in millions)
$1,800
$1,400
$1,000
$600
$200
$1,313
$1,150
$1,131
$1,118
$935
$819
$1,078
$1,024
$765
$715
$726
$679
$582
$517
$684
$636
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Total Backlog
12 Month Backlog

Number of Employees
12,000
11,000
10,000
9,000
8,000
10,746
10,355
9,407
9,426
9,231
8,951
8,360
8,587
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Number of employees

DYCOM INDUSTRIES INC.

Backlog and Employees
Current Contract Awards and Extensions
Customers	Area	Description	Approximate Term (in years)
■AT&T	Georgia South Carolina	Construction services	3
■Comcast	Illinois	Installation services	3
■Verizon	Northeast, Mid Atlantic	Engineering services	3
■Charter	Tennessee	Construction and maintenance services	2
■Various	Kentucky, Kansas, Colorado	Rural fiber construction services	1

Contract Revenues
($ in millions)
$300.0
$250.0
$200.0
$150.0
$100.0
$257.7
$231.6
Q3-09
Q3-10

Revenue Mix - Q3-2010
Telecommunications
79.8%
2.2%
18.0%
Electric and Gas Utilities and Other Construction and Maintenance
Underground Facility Locating

Income from Continuing Operations - Non-GAAP ($ in millions)
$6.0
$4.0
$2.0
$0.0
$5.0
$0.6
Q3-09
Q3-10

Fully Diluted EPS - Income from Continuing Operations - Non-GAAP

Q3-09	Q3-10
$0.13	$0.02

DYCOM INDUSTRIES INC.

Summary Results
Note: See “Regulation G Disclosure” slide 10 for a reconciliation of GAAP to Non-GAAP financial measures.

Q3-10	Q3-09	Change (b)
		($ in millions)	
Contract Revenues	$ 231.6	$257.7	$ (26.1)
Cost of Earned Revenues	$ 191.3	$206.7	$ (15.4)
	82.6%	*80.2%*	*2.4 %*
General & Administrative	$ 24.3	$ 24.3	$ -
	10.5%	*9.4%*	*1.1 %*
Depreciation & Amortization	$ 15.9	$ 16.2	$ (0.3)
	6.8%	*6.3%*	*0.6 %*
Interest expense - Non-GAAP (a)	$ 3.4	$ 3.4	$ -
	1.5%	*1.3%*	*0.1 %*
Other Income, Net - Non-GAAP (a)	$ 4.5	$ 1.8	$ 2.6
	1.9%	*0.7%*	*1.2 %*
Income taxes - Non-GAAP (a)	$ 0.6	$ 4.0	$ (3.4)

DYCOM INDUSTRIES INC.

Selected Financial Information
■ Year-over-year organic revenue decline
 of 8.0% (excluding $5.9 million of
 revenue in Q3-09 for storm restoration
 services)
■ Cost of earned revenues as a
 percentage of revenue impacted by
 difficult weather conditions and higher
 prices of gasoline
■ G&A unchanged year-over-year
■ Depreciation & amortization declined
 due to the sale of assets and from
 assets becoming full depreciated

■ Other income, net - Non-GAAP
 increased as more assets were sold at
 generally higher prices in Q3-10
(a) See “Regulation G Disclosure” slides 10 and 12 for a reconciliation of GAAP to Non-GAAP financial measures.
(b) Amounts may not foot due to rounding.

Cash Flows from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$0
-$10
$20.9
$30.5
$24.6
$32.3
$(8.2)
$4.8
$4.0
$8.3
$16.4
$6.9
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Cash flow from operating activities
Capital Expenditures, net of disposals

		April 24, 2010 ($ in millions)
Cash and equivalents	$	116.2
Capital Leases Payable		0.2
Senior Credit Agreement, due Sept 2011		-
Senior Subordinated Notes, due Oct 2015		135.4
Debt, including current portion	$	135.5
Letters of Credit outstanding	$	43.9
Availability on $210 million Senior Credit Agreement	$	131.4

Cash Flow and Liquidity
■ Cash flows used to fund operations as
 activity level increased during the
 quarter
■ Combined days sales outstanding on
 trade receivables and net unbilled
 revenues were 61 days in each of Q3-
 10 and Q3-09 (a)
■ Capital expenditures, net of disposals
 at $6.9 million

■ Strong financial profile
■ Debt less cash was $19.3 million at the
 end of Q3-10 compared to cash net of
 debt of $0.2 million as of Q2-10
■ In compliance with debt covenants as
 of April 24, 2010
(a) Days sales outstanding is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, divided by average revenue per day during the respective quarter.

Summary
■ Economic environment showing signs of improvement
■ Solid customer relationships
■ Market share growing as customers consolidate vendors
■ At the forefront of evolving industry opportunities including those resulting from industry mergers and acquisitions
■ Encouraged by deployment of new technologies to consumers and businesses by cable operators
■ Responding to an increasing number of industry participants for wireless backhaul services
■ Looking ahead to the fourth quarter of fiscal 2010 we expect:
 } Total revenue trend that continues to improve with a sequential increase in excess of 10%, after excluding the incremental week required by our 52/53 week fiscal calendar
 } Margins which improve
 } Effective tax rate approximately 50% of pre-tax results

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Three Months Ended April 24, 2010			Three Months Ended April 25, 2009		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 231,636	$ -	$ 231,636	$ 257,719	$ -	$ 257,719
Cost of earned revenues, excluding depreciation and amortization	191,333	-	191,333	206,733	-	206,733
General and administrative expenses	24,297	-	24,297	24,276	-	24,276
Depreciation and amortization	15,852	-	15,852	16,163	-	16,163
Interest income	27	-	27	60	-	60
Interest expense	(3,386)	-	(3,386)	(3,162)	(268) (a)	(3,430)
Other income, net	4,451	-	4,451	3,566	(1,727) (b)	1,839
Income from continuing operations before income taxes	1,246	-	1,246	11,011	(1,995)	9,016
Provision for income taxes (d)	(402)	999 (c)	597	3,442	565 (c)	4,007
Income from continuing operations, net of tax	$ 1,648	$ (999)	$ 649	$ 7,569	$ (2,560)	$ 5,009
Income per common share - Diluted:						
Income from continuing operations, net of tax	$ 0.04	$ (0.03)	$ 0.02	$ 0.19	$ (0.07)	$ 0.13
Shares used in computing Diluted EPS:	39,054,443		39,054,443	39,346,102		39,346,102

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) Interest expense - GAAP for Q3-09 includes a reversal of interest on certain income tax liabilities that were no longer required.

(b) Other income, net includes a $1.7 million gain on the extinguishment of debt on the repurchase of $10.0 million principal amount of the Company's senior subordinated notes during Q3-09.

(c) Provision for income taxes includes the tax effect of the other reconciling items identified above. Additionally, for the three months ended April 24, 2010 and April 25, 2009, provision for income taxes-GAAP includes the reversal of $1.0 million and $1.4 million, respectively, for certain income tax liabilities that were no longer required.

(d) The benefit for income taxes, divided by Income from continuing operations before income taxes, represents the effective tax rate. On a GAAP basis this rate was (32.3)% and 31.3% for the three months ended April 24, 2010 and April 25, 2009, respectively. On a Non-GAAP basis, this rate was 47.8% and 44.4% for the three months ended April 24, 2010 and April 25, 2009, respectively.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Nine Months Ended April 24, 2010			Nine Months Ended April 25, 2009		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 707,082	$ -	$ 707,082	$ 837,209	$ -	$ 837,209
Cost of earned revenues, excluding depreciation and amortization	582,241	(1,550) (a)	580,691	681,239	-	681,239
General and administrative expenses	71,698	-	71,698	73,350	-	73,350
Depreciation and amortization	46,558	-	46,558	49,592	-	49,592
Goodwill impairment charge	-	-	-	94,429	(94,429) (b)	-
Interest income	85	-	85	234	-	234
Interest expense	(10,470)	-	(10,470)	(11,313)	(268) (c)	(11,581)
Other income, net	6,459	-	6,459	5,799	(2,476) (d)	3,323
Income (loss) from continuing operations before income taxes	2,659	1,550	4,209	(66,681)	91,685	25,004
Provision (benefit) for income taxes (f)	1,453	623 (e)	2,076	(6,882)	17,666 (e)	10,784
Income (loss) from continuing operations, net of tax	$ 1,206	$ 927	$ 2,133	$ (59,799)	$ 74,019	$ 14,220
Income (loss) per common share - Diluted:						
Income (loss) from continuing operations, net of tax	$ 0.03	$ 0.02	$ 0.05	$ (1.52)	$ 1.88	$ 0.36
Shares used in computing Diluted EPS:	39,102,612		39,102,612	39,343,834		39,393,923

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) Fiscal 2010 cost of earned revenues includes a $1.6 million charge for the settlement of a wage and hour class action claim.

(b) Fiscal 2009 includes a non-cash goodwill impairment charge of $94.4 million as a result of an interim goodwill analysis performed during Q2-09.

(c) Interest expense - GAAP for the nine months ended April 25, 2009, includes a reversal of interest on certain income tax liabilities that were no longer required.

(d) Fiscal 2009 other income, net includes a $3.0 million gain on the extinguishment of debt on the repurchase of $14.65 million aggregate principal amount of the Company's senior subordinated notes during the second and third quarter of fiscal 2009, net of $0.6 million for the write-off of deferred financing fees in connection with the replacement of the Company's previous credit agreement.

(e) Provision (benefit) for income taxes includes the tax effect of the other reconciling items identified herein and for fiscal 2010 a $1.1 million non-cash income tax charge for a valuation allowance on a deferred tax asset during Q1-10. Additionally, during the nine months ended April 24, 2010 and April 25, 2009, provision (benefit) for income taxes-GAAP includes the reversal of $1.0 million and $1.4 million, respectively, for certain income tax liabilities that were no longer required.

(f) The provision (benefit) for income taxes, divided by Income (loss) from continuing operations before income taxes, represents the effective tax rate. On a GAAP basis this rate was 54.6% and 10.3% for the nine months ended April 24, 2010 and April 25, 2009, respectively. On a Non-GAAP basis, this rate was 49.3% and 43.1% for the nine months ended April 24, 2010 and April 25, 2009, respectively.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth
($ in millions)

	GAAP - CONTRACT REVENUES				STORM RESTORATION REVENUES				NON-GAAP - CONTRACT REVENUES EXCLUDING STORM RESTORATION				YEAR-OVER-YEAR GROWTH (DECLINE) % (a)				
													Top 5 Customers (excluding Verizon)		Verizon	Total Customers	
	Top 5 Customers (excluding Verizon)	Verizon	All Other Customers	Total Contract Revenues	Top 5 Customers (excluding Verizon)	Verizon	All Other Customers	Total Storm Restoration Revenues	Top 5 Customers (excluding Verizon)	Verizon	All Other Customers	Total Non-GAAP Contract Revenues	GAAP	NON-GAAP	GAAP	GAAP	NON-GAAP
Q3-10	$ 127.7	$ 22.4	$ 81.6	$ 231.6	$ -	$ -	$ -	$ -	$ 127.7	$ 22.4	$ 81.6	$ 231.6	3.6%	3.6%	(37.4)%	(10.1)%	(8.0)%
Q2-10	$ 113.8	$ 27.0	$ 75.5	$ 216.3	$ -	$ -	$ -	$ -	$ 113.8	$ 27.0	$ 75.5	$ 216.3	(6.3)%	(3.7)%	(25.7)%	(11.9)%	(10.7)%
Q1-10	$ 131.8	$ 38.0	$ 89.3	$ 259.1	$ -	$ -	$ -	$ -	$ 131.8	$ 38.0	$ 89.3	$ 259.1	(13.2)%	(5.4)%	(41.4)%	(22.4)%	(18.8)%
Q4-09	$ 126.0	$ 45.9	$ 97.8	$ 269.7	$ -	$ -	$ -	$ -	$ 126.0	$ 45.9	$ 97.8	$ 269.7	(10.1)%	(10.1)%	(30.2)%	(16.3)%	(16.3)%
Q3-09	$ 123.3	$ 35.7	$ 98.7	$ 257.7	$ -	$ -	$ 5.9	$ 5.9	$ 123.3	$ 35.7	$ 92.8	$ 251.8	(10.3)%	(10.3)%	(32.7)%	(12.2)%	(14.2)%
Q2-09	$ 121.5	$ 36.3	$ 87.7	$ 245.5	$ 3.3	$ -	$ 0.1	$ 3.3	$ 118.3	$ 36.3	$ 87.6	$ 242.2	(10.1)%	(12.5)%	(24.6)%	(13.8)%	(14.9)%
Q1-09	$ 151.9	$ 64.8	$ 117.3	$ 334.0	$ 12.5	$ -	$ 2.5	$ 15.0	$ 139.3	$ 64.8	$ 114.8	$ 318.9	(0.1)%	(8.3)%	9.9%	1.3%	(3.3)%
Q4-08	$ 140.1	$ 65.7	$ 116.3	$ 322.1	$ -	$ -	$ -	$ -	$ 140.1	$ 65.7	$ 116.3	$ 322.1	(3.4)%	(3.4)%	10.8%	1.5%	1.5%
Q3-08	$ 137.3	$ 53.1	$ 103.0	$ 293.4	$ -	$ -	$ -	$ -	$ 137.3	$ 53.1	$ 103.0	$ 293.4					
Q2-08	$ 135.1	$ 48.2	$ 101.5	$ 284.8	$ -	$ -	$ -	$ -	$ 135.1	$ 48.2	$ 101.5	$ 284.8					
Q1-08	$ 152.0	$ 58.9	$ 118.8	$ 329.7	$ -	$ -	$ -	$ -	$ 152.0	$ 58.9	$ 118.8	$ 329.7					
Q4-07	$ 145.0	$ 59.3	$ 113.0	$ 317.3	$ -	$ -	$ -	$ -	$ 145.0	$ 59.3	$ 113.0	$ 317.3					

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
Amounts may not foot due to rounding.
 (a) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarterly period; divided by (ii)
 revenues in the comparative prior year quarterly period

3rd Quarter Presentation
May 26, 2010